UNITED
                                     STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2004

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-16214                   14-0462060
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

     1373 Broadway, Albany, New York                                   12204
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 23, 2004, Albany International Corp. (the "Company") amended the Receivables Sale Agreement (the "Agreement") among Albany International Receivables Corporation, Albany International Corp., ABN AMRO Bank N.V., as agent for the Purchaser, the committed purchasers party thereto and Amsterdam Funding Corporation, a Delaware corporation. The purpose of the amendment was to extend the "Liquidity Termination Date" from November 23, 2004 to September 23, 2005. (The Agreement has been previously filed as Exhibit 10(j)(i).) A copy of this amendment is furnished as Exhibit 99.1 to this report.

The parties to the agreement also changed the title of the prior amendment to the Receivables Sale Agreement, which extended the "Liquidity Termination Date" from September 24, 2004 to November 23, 2004, from the "Fourth" to the "Fifth" amendment. A copy of this amendment is furnished as Exhibit 99.2 to this report.

Albany International Receivables Corporation is a "Qualified Special Purpose Entity" under Financial Accounting Standards Board No. 140 and is a wholly owned subsidiary of Albany International Corp. ABN AMRO Bank N.V. is a lender under the Company's primary revolving credit facility and may provide other banking and financial services to the Company from time to time.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALBANY INTERNATIONAL CORP.

                                           By: /s/ Michael C. Nahl
                                               ---------------------------------
                                           Name: Michael C. Nahl
                                           Title: Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

Date: November 30, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1 Sixth Amendment (dated November 23, 2004) to Receivables Sale Agreement, dated as of September 28, 2001, among the Registrant as the Collection Agent, Albany International Receivables Corporation as the Seller, ABN AMRO Bank of N.V., as the Agent the Committed Purchasers party thereto, and Amsterdam Funding Corporation.

99.2              Fifth Amendment (dated September 24, 2004) to Receivables
                  Sale Agreement